Item G.1.a.i.(a)(b) Legal Proceedings

Several lawsuits have been filed relating to the Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately held company in 2007. Hussman Investment Trust, the Strategic Growth Fund and Hussman Strategic Advisors, Inc. (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010, In re Tribune Company, et al., Case No. 08-13141 (the “Tribune Matter”). On February 22, 2022, the U.S. Supreme Court declined to review the latest decision of the U.S. Court of Appeals for the Second Circuit in the Tribune Matter, leaving intact the lower court decisions, effectively ending the Tribune Mater in favor of the defendants.